Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Snow Capital Small Cap Value Fund
Snow Capital Long/Short Opportunity Fund (each a "Fund", and together the "Funds")
Each a series of Trust for Professional Managers (the "Trust")

Supplement dated December 17, 2018
to the Prospectus and Statement of Additional Information dated July 1, 2018

Effective February 1, 2019, the following disclosures are added to the Funds' Prospectus:

The section titled "Shareholder Information – Sales Charge Reductions and Waivers - Initial Sales Charge Waivers" beginning on page 36 is revised to include an additional category of purchasers that will not have to pay a sales change on purchases of Class A shares as follows:

•	Investors who are converted from Institutional Class shares to Class A shares by their program provider

The section titled "Shareholder Information – Exchanging or Converting Shares – Converting Shares" on page 46 is revised to include the following:

Investors who hold Institutional Class shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider's program and the class of shares they would receive upon such a conversion.

Effective February 1, 2019 the following disclosure is added to the Funds' Statement of Additional Information:

The section titled "Sales Charges; Sales Charge Reductions and Waivers" on page 62 is revised to include an additional category of purchasers that will not have to pay a sales charge on purchases of Class A shares as follows:

•	Investors who are converted from Institutional Class shares to Class A shares by their program provider

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Please retain this supplement for your reference.